CONSENT OF COUNSEL

     I hereby consent to the use of my name as legal counsel in the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1997 filed by ATI Networks, Inc.
on Form 10-KSB.

                                   MARK T. THATCHER, P.C.

                                   /S/ Mark T. Thatcher
                                   By:_____________________________
                                   MARK T. THATCHER, President

                                   Newport, RI
                                   June 3, 1998